UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2004

OPTICAL SENSORS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-27600	41-164359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7615 Golden Triangle Drive, Suite C Minneapolis, Minnesota	55344-3733
(Address of Principal Executive Offices)	(Zip Code)

(952) 944-5857

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Previous independent accountants.

(i) On June 9, 2004, the Audit Committee of the Board of Directors of Optical Sensors Incorporated (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent accountants.

(ii) The reports of Ernst & Young on the financial statements of the Company as of and for the years ended December 31, 2003 and December 31, 2002, the two most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, the reports did contain an explanatory paragraph wherein Ernst & Young expressed substantial doubt about the Company’s ability to continue as a going concern.

(iii) The Company’s Audit Committee recommended and approved the decision to change independent accountants.

(iv) In connection with its audits for the 2003 and 2002 fiscal years, and through June 9, 2004, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to such disagreements in their reports on the financial statements for such years and subsequent interim period.

(vi) The Company has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of such letter, dated June 10, 2004, is filed as Exhibit 16.1 to this Form 8-K.

(b)	New independent accountants.

On June 9, 2004, the Audit Committee of the Board of Directors of the Company engaged Virchow, Krause & Company, LLP as its new independent accountants. In the Company’s two most recent fiscal years, and any subsequent interim period to the date hereof, the Company has not consulted with Virchow, Krause & Company, LLP regarding the following:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Virchow, Krause & Company, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

Not Applicable

(b) Pro Forma Financial Information.

Not Applicable

(c) Exhibits.

Exhibit	Description
16.1	Letter from Ernst & Young LLP dated June 10, 2004 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL SENSORS INCORPORATED

Dated: June 14, 2004	By:	/s/ Paulita M. LaPlante
Paulita M. LaPlante
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description	Method of Filing
16.1	Letter from Ernst & Young LLP dated June 10, 2004 regarding change in certifying accountant.	Filed herewith.